United States
Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management
Investment Companies

Investment Company Act file number: 811-05807

Eagle Capital Growth Fund, Inc.
(Exact name of registrant as specified in charter)

225 East Mason Street, Suite 802, Milwaukee, WI 53202
(Address of principal executive offices) (zip code)

Luke E. Sims, President and Chief Executive Officer
Eagle Capital Growth Fund, Inc.
225 East Mason Street, Suite 802,
Milwaukee, WI 53202
 (Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-1107

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS

Eagle Capital Growth Fund, Inc.
Annual Report

December 31, 2020

Top Ten Equity Holdings (as of December 31, 2020)

Company	Market Value	Percentage of Portfolio

Berkshire Hathaway Inc. B	$7,419,840	19.1%

Franklin Resources, Inc.	$2,236,605	5.8%

White Mountains Insurance Group, Ltd.	$2,101,386	5.4%

Diamond Hill Investment Group	$2,046,641	5.3%

Starbucks Corp.	$1,925,640	5.0%

Colgate-Palmolive Company	$1,795,710	4.6%

Waters Corp.	$1,484,520	3.8%

PepsiCo, Inc.	$1,483,000	3.8%

Illinois Tool Works Inc.	$1,427,160	3.7%

Markel Corp.	$1,343,290	3.5%

Fellow Shareholders:

Given the extraordinary events of the last year, hopefully this letter finds you healthy and safe.  The year 2020 took a toll on humanity.   Let's hope that 2021 is better than 2020.   With a number of coronavirus vaccines approved and in distribution, we're confident that the pandemic and its related economic consequences will gradually recede.  On the upside, the markets took the pandemic in stride with gains over the year.

To say that the stock market in 2020 was tumultuous would be an understatement.   The March swoon was followed by a rapid recovery to new highs.  Looking back, we failed to take maximum advantage of the downturn.  Mea culpa.  We were surprised at how quickly the stock market recovered, and speed of the recovery got past us.  The error of omission in deploying cash was offset by our steady hand in holding portfolio companies.  On the good news side, we were able to take initial positions in MasterCard (MA) and Visa (V), two companies we know well and have coveted for years.

White Mountains Insurance (WTM) was a Fund portfolio company until 2018, when we sold the position because of a full valuation.   We believe that we understand the company fairly well, and we had an opportunity to rebuy WTM during 2020.   As with most insurers, book value is an important factor in any valuation analysis.   During 2020, one of WTM's private investments (MediaAlpha) went public under the stock symbol "MAX", and WTM's book value rose 20%. We were able to buy WTM at a wide discount to book value and have been pleased with its subsequent operating performance.  One added plus of our new WTM investment is that it introduced us to MAX, a rare fast-growing and profitable technology company.

Berkshire Hathaway has been a large position in the Fund for the last couple years, and we added to it this year.  In market turmoil, there’s a benefit to owning high quality companies with solid balance sheets.  Of that group, Berkshire is at the top of the list.  Further, the shares were available at an attractive price.  Buying Berkshire was a very easy decision.

While Berkshire shows up as one investment in the portfolio, Berkshire operates wholly-owned large businesses in a variety of fields, in addition to having investments.  Berkshire-owned GEICO is a large insurer, focused on the US automobile insurance market.  BNSF, or Burlington Northern Santa Fe, is a large railroad operator transporting goods and fuel.  Berkshire Energy is largely identified as the large utility MidAmerican, though it is branching out into other energy businesses.  The public company investments are significant too, with a $120 billion investment in Apple Inc, $25 billion in Bank of America, $20 billion in The Coca-Cola Company, and $15 billion in American Express.  So, while Berkshire is one name in the portfolio, the Fund has gained inexpensive ownership of a number of underlying businesses.

Unlike Berkshire, the stock market is replete with companies trading based upon high expectations.   One example is DoorDash, Inc. (DASH).   You’re probably familiar with this food delivery service, which has benefited enormously during the COVID-19 pandemic and from the stay-at-home movement.  The food delivery trend is currently in fashion given the pandemic backdrop, however the market is valuing DASH as though it will have a dominant position in an industry that will be 5x larger than it currently is.  While we wish nothing but the best for DASH shareholders, we’re unwilling to lay out our capital based on such extreme assumptions about the future.

          As our loyal shareholders know, our Fund will inevitably lag in a strong up stock market.   Our conservative, slower-growing companies will invariably rise---but at a slower rate---in an ebullient market.   Our Fund net asset value (NAV) increased 10.75% during the year, against a 20.10% increase in our benchmark S&P 500 (total return) index.

As the author Andrzej Sapkowski notes, "[t]here is a grain of truth in every fairy tale" ("The Last Wish").   This encapsulates our view of Modern Monetary Theory (MMT), a concept which suggests that governments are able to spend at will without concerns for long-term effects.   If MMT adherents gain the upper hand and drastically expand the U. S. dollars in circulation, then the Fund’s portfolio (and the overall stock market) will be in for a rude awakening if and when inflation picks up steam.   In the short run higher inflation (and higher interest rates) are never good for equity investors.

MMT starts with an indisputable truth----a country whose debt is denominated in that country's currency cannot default.   All the debtor country has to do is to print more money.  So far, so good.  Then MMT posits that, as the increased volume of currency chases a relatively fixed amount of goods and services (and threatens inflation), the debtor country merely raises taxes (payable solely in the country's currency) as a way of reducing the currency in circulation.   This expected reduction in the currency in circulation should bring down inflationary pressures.   Sounds easy as a matter of theory, but virtually impossible in the real world.   Well, we may soon see how MMT (now just a theory) plays out in the real world.   We're betting that the real world triumphs over economic theory.

The Fund has been blessed with a Board of Directors with a lot of dedication, insight and focus on shareholders.  And no director epitomizes that more than Peggy Schmeltz.  Peggy is a remarkable director, remarkable investor and remarkable woman.  Peggy dedicated 31 years to the Fund, from its inception until 2021 serving shareholders.  It is with joy and enthusiasm that we celebrate her contributions.  Unfortunately, we were unable to convince her to reverse her decision to not seek reelection as a director.  We wish you all the best Peggy in your next adventures and investments.  Thank you.

As always, we love hearing from our shareholders, although the ground rules remain the same.   We're happy to talk about all publicly-available information, but decline to talk about possible Fund portfolio purchases or sales.

Luke E. Sims	David C. Sims, CFA
Email: luke@simscapital.com	Email: dave@simscapital.com
Phone: 414/530-5680	Phone: 414/765-1107

January 29, 2021

Eagle Capital Growth Fund, Inc.
Statement of Assets, Liabilities and Shareholders’ Equity
As of December 31, 2020

Assets

Common stock--at market value (cost $20,553,857)	$34,935,111
Money market funds	3,890,281
Short-term interest receivable	44
Dividends receivable	55,426
Prepaid fees	15,268
		$38,896,130
Liabilities

Other liabilities	$26,647
Investment advisor fee payable	27,600
		$54,247

Total net assets		$38,841,883

Shareholders' Equity

Common stock- $0.001 par value per share; 50,000,000 shares authorized, 4,074,321 shares outstanding	$4,074
Paid-in capital	24,447,764
Undistributed net investment income	8,791
Unrealized appreciation on investments	14,381,254

Shareholders' equity		$38,841,883

Net asset value per share		$9.53

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statement of Operations
For the Year Ended December 31, 2020

Investment Income

Dividends	$644,918
Interest	15,319
Total investment income		$660,237

Expenses

Advisory fees	$267,912
Legal fees	5,840
Insurance	13,999
Transfer agent	41,487
Audit Fees	24,500
Directors’ fees and expenses	70,500
Custodian fees	7,531
Listing fee	15,000
Other fees and expenses	12,667
Total expenses		$459,436

Net investment income			$200,801

Realized Gain and Unrealized Appreciation on Investments

Realized gain on investments:
Proceeds from sale of investment securities	$7,277,658
Less: cost of investment securities sold	5,299,076
Net realized gain on investments		$1,978,582

Unrealized appreciation on investments:
Unrealized appreciation at end of period	$14,381,254
Less: unrealized appreciation at beginning of period	13,008,148
Net change in unrealized appreciation on investments		$1,373,106
Net realized gain and unrealized appreciation on investments			$3,351,688

Net increase from operations			$3,552,489

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2020

From Operations:

Net investment income	$338,564	$200,801
Net realized gain on investments	1,891,710	1,978,582
Net change in unrealized appreciation on investments	4,391,548	1,373,106

Net increase from operations	$6,621,822	$3,552,489

Distributions to Shareholders from:

Net investment income	$(288,206)	$(262,295)
Net realized gain from investment transactions	(1,891,710)	(1,978,582)

Total distributions	$(2,179,916)	$(2,240,877)

From Capital Stock Transactions:

Reinvested capital from distribution of shares(A)	$1,376,635	$-

Total Net Assets:

Beginning of year	$31,711,730	$37,530,271
End of year (including undistributed net investment income of $70,285 and $8,791)	$37,530,271	$38,841,883

Shares:

Shares at beginning of year	3,892,707	4,074,321
Shares issued to shareholders from the distribution(A)	181,614	-
Shares at end of year	4,074,321	4,074,321

(A) The Fund paid its distribution in shares in 2019, with an option for cash; in 2020, the Fund did not issue any shares in its distribution.

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Financial Highlights

For the year ended December 31:	2016	2017	2018	2019	2020

Net asset value at beginning of year	$8.52	$8.26	$9.14	$8.15	$9.21

Net investment income	$0.01	$-	$0.10	$0.09	$0.05
Net realized gain and unrealized
appreciation (loss) on investments	$0.99	$1.44	$(0.50)	$1.61	$0.82

Total from investment operations	$1.00	$1.44	$(0.42)	$1.70	$0.87

Distribution from:
Net investment income	$(0.01)	$-	$(0.09)	$(0.07)	$(0.06)
Realized gains	$(1.18)	$(0.51)	$(0.44)	$(0.49)	$(0.49)
Total distributions	$(1.19)	$(0.51)	$(0.53)	$(0.56)	$(0.55)
Dilution from share issuance	$(0.07)	$(0.05)	$(0.04)	$(0.08)	$-

Net asset value at end of year	$8.26	$9.14	$8.15	$9.21	$9.53

Per share market price, end of year last traded price	$7.35	$7.94	$7.30	$8.02	$7.98

Total Investment Return:

Average annual return, based on Market Value:
1 Year	12.06%	15.02%	(1.44%)	18.13%	6.36%
5 Year	9.89%	11.58%	5.62%	6.97%	9.80%
10 Year	7.08%	7.39%	11.84%	10.88%	10.73%

Average annual return, based on Net Asset Value:
1 Year	12.19%	17.82%	(4.41%)	21.35%	10.75%
5 Year	12.11%	13.19%	6.70%	9.20%	11.17%
10 Year	6.44%	8.45%	11.55%	11.29%	10.87%

Net assets, end of year (000s omitted)	$29,641	$34,064	$31,712	$37,530	$38,842

Ratios to average net assets (B):
Expenses to average net assets	1.41%	1.36%	1.34%	1.29%	1.30%
Net investment income to average net assets	0.17%	0.00%	1.10%	0.95%	0.57%

Portfolio turnover	59%	50%	42%	26%	19%
Average commission paid per share	$0.01	$0.04	$0.05	$0.05	$0.04

(B)  Expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investments in shares of investment companies.  If fees for Fund investments in investment companies were included in the expense ratio, the net impact would be an increase of approximately 0.21% for the year ended December 31, 2016.  For the years ended December 31, 2017, 2018, 2019, and 2020, there would have been no increase in the expense ratio.

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Portfolio of Investments (as of December 31, 2020)

Common Stock (90.0% of total investments)			LEVEL ONE
Industry	Shares	Cost	Market Value	% of Total Investments
Advertising
Alphabet, Inc. A*	500	$583,844	$876,320
MediaAlpha, Inc.*	10,000	368,778	390,700
			$1,267,020	3.3%
Bank
Wells Fargo & Co.	10,000	403,661	$301,800
			$301,800	0.8%
Brokerage
Charles Schwab Corp	20,000	674,572	$1,060,800
			$1,060,800	2.7%
Consumer
Colgate-Palmolive Company	21,000	626,458	$1,795,710
Kimberly-Clark Corp.	3,500	352,236	471,905
Procter & Gamble Company	2,000	145,879	278,280
			$2,545,895	6.5%
Credit Card
Mastercard Inc	1,000	219,636	$356,940
Visa Inc.	1,500	225,957	328,095
			$685,035	1.8%
Data Processing
Automatic Data Processing, Inc.	6,000	169,333	$1,057,200
Paychex, Inc.	13,000	316,616	1,211,340
			$2,268,540	5.8%
Drug/Medical Device
Johnson & Johnson	4,000	45,500	$629,520
Stryker Corp.	4,500	19,055	1,102,680
			$1,732,200	4.5%
Food
Kraft Heinz Company	29,000	772,000	$1,005,140
PepsiCo, Inc.	10,000	168,296	1,483,000
			$2,488,140	6.4%
Industrial
Illinois Tool Works Inc.	7,000	295,051	$1,427,160
Waters Corp.*	6,000	302,341	1,484,520
			$2,911,680	7.5%
Insurance
Berkshire Hathaway Inc. B*	32,000	5,477,937	$7,419,840
Markel Corp.*	1,300	831,360	1,343,290
White Mountains Insurance Group, Ltd.	2,100	1,785,903	2,101,386
			$10,864,516	28.0%
Mutual Fund Managers
Diamond Hill Investment Group	13,711	2,097,120	$2,046,641
Franklin Resources, Inc.	89,500	2,551,680	2,236,605
T. Rowe Price Group Inc.	7,000	487,146	1,059,730
			$5,342,976	13.8%
Restaurant
Starbucks Corp.	18,000	940,052	$1,925,640
			$1,925,640	4.9%

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Portfolio of Investments (as of December 31, 2020), continued

Industry	Shares	Cost	Market Value	% of Total Investments
Retail
AutoZone Inc.*	600	319,026	$711,264
eBay Inc.	3,000	68,886	150,750
O'Reilly Automotive Inc.*	1,500	305,534	678,855
			$1,540,869	4.0%

Total common stock investments			$34,935,111

Money Market Funds (10.0% of total investments)			LEVEL ONE
			Market Value	% of Total Investments
Morgan Stanley Inst. Liquidity Fund, Treasury, 0.01%			$3,890,281
			$3,890,281	10.0%

Total investments			$38,825,392
All other assets			70,738
Accrued investment advisory fees			(27,600)
All other liabilities			(26,647)
Total net assets			$38,841,883

*Non-dividend paying security

See Notes to Financial Statements.

Notes to Financial Statements

(1)	Organization.

Eagle Capital Growth Fund, Inc., a Maryland corporation (“Fund”), is a diversified closed-end investment company subject to the Investment Company Act of 1940.

(2)	Significant Accounting Policies.

The Fund follows the accounting and reporting requirements of investment companies under ASC 946 (ASC 946-10-50-1).

Dividends and distributions—Dividends and distributions paid to the Fund from portfolio investments are recorded on the ex-dividend date.

Investments— Investments in equity securities are valued at the closing market price as of the close of regular trading on the applicable valuation date.  If no such closing market price is available on the valuation date, the Fund uses the then most recent closing market price.

In the unlikely event that there is no current or recent closing market price for a portfolio security (whether equity or debt) traded in the over-the-counter market, then the Fund uses the most recent closing bid price.  If there is no closing bid price for a portfolio security for a period of ten (10) consecutive trading days, then the Fund’s Audit Committee or other appropriate committee shall determine the value of such illiquid security.  From inception to December 31, 2020, the Fund has not held a security which required an illiquid pricing valuation.

Investment security purchases and sales are accounted for on a trade date basis.  Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income taxes—The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies such as the Fund.  The Fund plans to distribute annually at least 90% of its taxable income, including net long-term capital gains, to its shareholders.  In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year an amount equal to at least 98% of its net investment income and 98% of its net realized capital gains (including undistributed amounts from previous years).

The following information is based upon the Federal income tax basis of equity portfolio investments as of December 31, 2020:

Gross unrealized appreciation	$15,017,783
Gross unrealized depreciation	(636,529)
Net unrealized appreciation	$14,381,254

Federal income tax basis	$20,553,857

Expenses—The Fund’s service providers bear all of their expenses in connection with the performance of their services.  The Fund bears all of its expenses incurred in connection with its operations including, but not limited to, investment advisory fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs.  As noted in Note 3, the Fund’s investment advisor, as part of its responsibilities under the Investment Advisory Agreement, is required to provide certain internal administrative services to the Fund at such investment advisor’s expense.  The Investment Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first $10 million of the Fund’s average net assets, one and a half percent (1.5%) of the next $20 million of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year.  Any excess expenses are the responsibility of the investment advisor.

Fair Value Accounting—Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provides a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value.

In general, fair values determined by Level 1 inputs use quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.  All of the Fund’s investments are classified as Level 1.

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and other inputs such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These Level 3 fair value measurements are based primarily on management’s own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

The Fund’s financial statements, other than investments, consist of receivables and payables due in the near term.  Fair value of those instruments approximates historical cost.

Certain impacts from the COVID-19 outbreak may have a significant negative impact on the Fund's operations and performance. These circumstances may continue for an extended period of time, and may have an adverse impact on economic and market conditions. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual companies, are not known. The extent of the impact to the financial performance and the operations of the Fund will depend on future developments, which are highly uncertain and cannot be predicted.

(3)	Certain Service Providers Arrangements

Investment advisor—For its services under the Investment Advisory agreement, the investment advisor receives a monthly fee calculated at an annual rate of three-quarters of one percent (0.75%) of the weekly net asset value of the Fund, as long as the weekly net asset value is at least $3.8 million.  The investment advisor is not entitled to any compensation for any week in which the average weekly net asset value falls below $3.8 million.  Pursuant to the Investment Advisory Agreement, the investment advisor is required to provide certain internal administrative services to the Fund at the investment advisor’s expense.

Effective June 1, 2007, following shareholder approval of the Investment Advisory Agreement, Sims Capital Management LLC (“SCM”) began serving as the Fund’s investment advisor.  Pursuant to the Investment Advisory Agreement, SCM is responsible for the management of the Fund’s portfolio, subject to oversight by the Fund’s Board of Directors.  Luke E. Sims, a Director, President and Chief Executive Officer of the Fund and owner of more than five percent of the Fund's outstanding shares, owns 50% of SCM.   David C. Sims, the Chief Financial Officer, Chief Compliance Officer, Secretary, Treasurer, and Director of the Fund and the son of Luke E. Sims, owns the remaining 50% of SCM.

Custodian—US Bancorp serves as the Fund’s custodian pursuant to a custodian agreement. As the Fund’s custodian, US Bancorp receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge and security transaction fees.

Transfer Agent— American Stock Transfer & Trust Company (“AST”) serves as the Fund’s transfer agent and dividend disbursing agent.   AST receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement for its out-of-pocket expenses.   AST also acts as the agent under the Fund’s Dividend Reinvestment and Cash Purchase Plan (“DRIP”).

(4)	Dividend Reinvestment and Cash Purchase Plan.

The Fund has a Dividend Reinvestment and Cash Purchase Plan which allows shareholders to reinvest cash dividends and make cash contributions.  Pursuant to the terms of the DRIP, cash dividends may be used by the DRIP agent to either purchase shares from the Fund or in the open market, depending on the most favorable pricing available to DRIP participants.  Voluntary cash contributions from DRIP participants are used to purchase Fund shares in the open market.  A complete copy of the DRIP is available on the Fund’s website (www.eaglecapitalgrowthfund.com) or from AST, the DRIP agent.

(5)	Distributions to Shareholders

Distributions to shareholders from the Fund’s net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually.  The amount and timing of distributions are determined in accordance with federal income tax regulations.

On November 23, 2020, a distribution of $0.55 per share aggregating $2,240,877 was declared from net investment income and net realized long-term capital gains. The dividend was paid on December 22, 2020, to shareholders of record on December 4, 2020. The tax character of distributions paid during 2019 and 2020 was as follows:

	2019	2020
Distributions paid from:
Net investment income:	$288,206	$262,295
Net realized long-term capital gains:	1,891,710	1,978,582

In 2019, the distribution was paid in shares of the Fund, with the option for shareholders to elect to receive cash.  As a result of the distribution, 181,614 shares were issued to shareholders and $803,282 in cash was paid to shareholders.  The Fund issued shares at $7.58 per share.  The 2019 issuance price was determined as the arithmetic average of the closing market price on December 9th, 10th, 11th, and 12th, as detailed in the Notice to Shareholders.

In 2020, the distribution was paid in cash.  Participants of the Fund’s DRIP received shares purchased in the market at an average price of $7.83.

For more information about the Fund’s tax information, please refer to Note 2, Federal income taxes.

(6)	Fund Investment Transactions

Purchases and sales of securities, other than short-term securities, for the twelve-month period ended December 31, 2020, were $6,669,344 and $7,277,658, respectively.

(7)	Financial Highlights.

The Financial Highlights present a per share analysis of how the Fund’s net asset value has changed during the periods presented.  Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements.  The total investment return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price.  In reality, shareholders buy into the Fund at the asked price and sell out of the Fund at the bid price.  Therefore, actual returns may differ from the amounts shown.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Eagle Capital Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities, and shareholders’ equity and the portfolio of investments, of Eagle Capital Growth Fund, Inc. (the “Company”) as of December 31, 2020 and the related statement of operations, and the related notes to the financial statements for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2020; and the results of its operations for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The Company's management is responsible for these financial statements. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.

Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ Plante & Moran, PLLC

We have served as the Fund’s auditor since 2002.

Auburn Hills, Michigan
February 24, 2021

Directors Who Are Interested Persons of the Fund and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (in addition to positions held in the Fund)	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director (Public Companies)
David C. Sims*, age 39	VP, CFO, CCO, Treasurer, Secretary, and Director	Term of office expires 2021 (Class II); nominee for director. Served as a director since 2015.	President of Sims Capital Management LLC (investment advisor to the Fund); Manager of Peregrine Investment Fund LLC (private investment fund); and roles with the Fund as previously identified.	One	None
Luke E. Sims**, age 71	President, CEO and Director	Term of office expires 2022 (Class III). Served as a director since 2002.
President and Chief Executive Officer of the Fund; Chairman of Sims Capital Management LLC (the Advisor to the Fund); and Retired Partner of Foley & Lardner LLP (national law firm) where he was affiliated from 1976 through 2010.
				One	None

*The address of Mr. David Sims is the address of the principal executive office of the Fund.  David C. Sims is an Interested Person within the meaning of Section 2(a) (19) of the Investment Company Act of 1940 because he is the Chief Financial Officer, Chief Compliance Officer, Treasurer, and Secretary of the Fund, and he is affiliated with the Fund’s investment advisor, Sims Capital Management LLC (the “Advisor” or “SCM”).  David C. Sims is the son of Luke E. Sims, the President, Chief Executive Officer, and a Director of the Fund.

**The address of Mr. Luke Sims is the address of the principal executive office of the Fund.  Luke E. Sims is an Interested Person within the meaning of Section 2(a) (19) of the Investment Company Act of 1940 because he is the President and Chief Executive Officer of the Fund, beneficially owns in excess of five percent (5%) of the Fund’s outstanding shares of common stock, and he is affiliated with the Fund’s investment advisor, Sims Capital Management LLC (the “Advisor” or “SCM”).  Luke E. Sims is the father of David C. Sims, the Chief Financial Officer, Chief Compliance Officer, Secretary, Treasurer, and a Director of the Fund.

Directors Who Are Not Interested Persons

Name, Address and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director (Public Companies)
Robert M. Bilkie, Jr., age 60	Chairman; Director	Term of office expires 2023 (Class I). Served as a director since 2006.
President and Chief Executive Officer of Sigma Investment Counselors, Inc. (a registered investment advisor) since 1987; member of the Better Investing Securities Review Committee and of the Better Investing Editorial Advisory Committee (non-remunerative).
				One	None
Phillip J. Hanrahan, age 81	Director	Term of office expires 2023 (Class I). Served as a director since 2008.	Retired partner of Foley & Lardner LLP (law firm) since February 2007 and, prior thereto, active partner of that firm since 1973.	One	None
Carl A. Holth, age 88	Director	Term of office expires 2021 (Class II); nominee for director. Served as a director since 1989.	Retired.	One	None
Peggy L. Schmeltz, age 93	Director	Term of office expires 2021 (Class II). Served as a director since 1989.	Retired; Former Trustee of Better Investing.	One	None
Donald G. Tyler, age 68	Director	Term of office expires 2022 (Class III). Served as a director since 2010.
Retired. Director of Administrative Services, County of Milwaukee, 2012 to 2014.  Retired Interim President & Executive Director, Milwaukee Symphony Orchestra 2010; Vice President of Investment Products and Services, Northwestern Mutual, 2003-2010.
				One	None
Neal F. Zalenko, age 75	Director	Term of office expires 2022 (Class III). Served as a director since 2008.	Retired; Founder and Managing partner of Zalenko & Associates, P.C. (accounting firm), that merged with Baker Tilly in early 2005.	One	None

*The address of each is the address of the principal executive office of the Fund.

Compensation.

The following tables identify the aggregate compensation paid to all directors and nominees in 2020.  Directors’ fees are only payable to directors who are not officers of the Fund or affiliated with the Advisor.  For 2020, Fund directors who are entitled to receive directors’ fees received an annual retainer of $11,000, paid quarterly, together with $1,000, paid quarterly, for service on the Audit Committee.  The Audit Committee Chairman received an additional $500 annual retainer, paid quarterly.  The fees will be unchanged for 2021.

Luke E. Sims and David C. Sims, who are deemed to be Interested Persons of the Fund, are not entitled to receive directors’ fees from the Fund.

No Fund officer receives compensation in his capacity as an officer of the Fund.  Fund officers are: Luke E. Sims, President and Chief Executive Officer; and David C. Sims, Chief Financial Officer, Chief Compliance Officer, Treasurer, Secretary and Director.  Robert M. Bilkie, Jr. is the Fund’s Chairman, which is not an executive officer position.

Sims Capital Management LLC (“SCM”), the investment advisor for the Fund, was paid $267,912 by the Fund in 2020.  SCM is 50% owned by Luke E. Sims, the President, CEO and a Director of the Fund, as well as an owner of more than five percent of the Fund’s outstanding shares.  David C. Sims, the Fund’s Vice-President, Chief Financial Officer, Chief Compliance Officer, Treasurer, Secretary and Director, owns the remaining 50% of SCM.

Directors who are Interested Persons of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

David C. Sims, VP, CFO, CCO, Treasurer, Secretary, and Director	None	None	None	None

Luke E. Sims, Director, President, CEO	None	None	None	None

Directors who are not Interested Persons of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

Robert M. Bilkie, Jr., Director	$11,000	None	None	$11,000

Phillip J. Hanrahan, Director	$12,000	None	None	$12,000

Carl A. Holth, Director	$12,000	None	None	$12,000

Peggy L. Schmeltz, Director	$11,000	None	None	$11,000

Donald G. Tyler, Director	$12,000	None	None	$12,000

Neal F. Zalenko, Director	$12,500	None	None	$12,500

Board of Directors

Robert M. Bilkie, Jr. Chairman of the Board Northville, MI	Carl A. Holth Director Dearborn, MI	Phillip J. Hanrahan Director Whitefish Bay, WI

Peggy L. Schmeltz Director Bowling Green, OH	Luke E. Sims President & CEO Milwaukee, WI	David C. Sims VP, Treasurer, CFO, CCO Secretary & Director Milwaukee, WI

Donald G. Tyler Director Shorewood, WI	Neal F. Zalenko Director Birmingham, MI

EAGLE CAPITAL GROWTH FUND, INC. (“Fund”)
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (“Plan”)

ADVANTAGE OF THE PLAN

Participants in the Plan have the ability to have cash dividends from the Fund reinvested in additional Fund shares.  Participants may also make cash contributions to the Plan to acquire additional Fund shares.

JOINING THE PLAN

You can enroll in the Plan by going to www.amstock.com or calling American Stock Transfer & Trust Company (the “Plan Agent”) at 877-739-9994. Plan information is also available at the Fund’s website at www.eaglecapitalgrowthfund.com/drip.html.

COSTS OF PARTICIPATION IN THE PLAN

You are not charged any fee or expense for enrolling in the Plan.  Shareholders depositing certificated shares are charged a fee of $7.50.  Sales of shares incur a sales commission of $15.00, plus $0.10 per share.  In the event a shareholder sends in a check to buy more shares and the check is returned, a $35.00 charge will apply.  Fees may change from time to time; please contact AST for information about current fees.

REINVESTMENT OF FUND DISTRIBUTIONS

If the Fund pays a distribution in Fund shares, Participants’ accounts under the Plan will be credited with newly-issued Fund shares at the distribution price, which is the price described in the distribution notice to shareholders.  These shares will be held by the Plan Agent pursuant to the Plan.

The Fund may pay distributions in cash.  In the event that the Fund makes a cash distribution, the Plan will first seek to buy shares on the open market up to and including the most recent net asset value (“NAV”) of each Fund share.  The NAV of each Fund share shall be calculated within forty-eight hours of the distribution, excluding Sundays and holidays.  Should the market price rise to or above the calculated NAV per share, the Fund may issue new shares to the Plan at the greater of NAV per share or 95% of the market price.  For purposes of the Plan, the market price is the most recently traded price of a Fund share on the NYSE American Exchange.  The reinvestment of cash distributions will occur as soon as practicable, and in no case later than 30 days after the Plan Agent’s receipt of the cash distributions, except where necessary to comply with federal securities laws.

In the event that the open market purchases take more than one day, the Fund will recalculate the NAV on a daily basis.  Such recalculated NAV will be used to determine whether the market price per share has risen to or above the calculated NAV per share.  If the Plan Agent terminates open market purchases based on the recalculated NAV and the Fund issues new shares to the Plan at the greater of NAV per share or 95% of the market price, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues remaining shares.

VOLUNTARY CASH PAYMENTS

Plan participants may make voluntary cash payments of not less than $50 per month (but in any event not more than $250,000 in any year) for the purpose of acquiring additional Fund shares.

Voluntary cash payments received by the Plan Agent on or prior to the last day of any month will be invested beginning on or about the first (1st) business day of the following month (the “Investment Date”).  The Plan will purchase Fund shares in the open market.  If the Plan Agent has not completed its open market purchase of Fund shares within thirty (30) days of the Investment Date, then the balance of such voluntary cash payments will be returned to participants on a pro rata basis.   All cash received by the Plan Agent in connection with the Plan will be held without earning interest or income.

Optional cash payments may be made online at www.amstock.com.    You will need to know your 10-digit Plan account number to access your account.  The Fund recommends that participants making voluntary cash payments send their cash payments so that they reach the Plan Agent as close as possible but prior to the Investment Date.  A participant should be aware of possible delays in the mail if payment is to be made in that manner.  Accordingly, it is recommended that a participant mail the voluntary cash payment no later than ten days prior to an Investment Date, or make cash payments online.

HOLDING OF SHARES

For your convenience, AST will hold in safekeeping all Fund shares you own by reason of your participation in the Plan.   Upon your request (whether online at www.amstock.com, by mail, or telephonically to the Plan Agent at (877) 739-9994), AST will send you a physical stock certificate representing a specified number of whole shares acquired or held the Plan in your account.

The Plan Agent will allow you to deposit with it for safekeeping under the Plan any additional stock certificates for Fund shares that you may hold.   Such shares, once deposited, will be retained in “book-entry” form under the Plan.

STATEMENT OF ACCOUNT

At least annually, a detailed statement of transactions in your Plan account for each calendar year will be sent to you by the Plan Agent.   You may also access your account information online at www.amstock.com.  You will also receive the customary Internal Revenue Service Form 1099 to report taxable income as a result of Fund distributions with respect to Fund shares held in your Plan account.

FEDERAL INCOME TAX CONSIDERATIONS

You should consult your accountant or tax advisor with respect to the Federal and/or other tax consequences resulting from participating in the Plan.  However, as a general rule, participants are taxed on Fund distributions, whether those distributions are paid directly in additional Fund shares, or are in cash (whether such cash is used to purchase additional Fund shares in the open market or otherwise).

SHAREHOLDERS’ RIGHTS

Plan participants enjoy the same rights as Fund shareholders generally with respect to Fund shares held in the Plan, including, without limitation, rights with respect to stock dividends, stock splits, and voting rights.  In the event of a major corporate event affecting the Fund, such as a stock split or a stock dividend, the resulting Fund shares will be properly credited to your Plan account. In the event that a Plan participant holds shares in both a Plan account and individually in his or her own name, any Fund shares resulting from a major corporate event affecting the Fund will be distributed to the Plan account and the participant individually on a pro rata basis.  AST reserves the right to delay, curtail or suspend any action otherwise required of it under the Plan during the pendency of any major corporate action affecting the Fund.

ADDITIONAL INFORMATION

If you have any questions regarding participation in the Plan, please visit the Plan Agent online at www.amstock.com, call the Plan Agent at (877) 739-9994, or write the Plan Agent at:

American Stock Transfer & Trust Company DRP Plan P. O. Box 922, Wall Street Station New York, NY 10269-0560

ADDITIONAL TERMS AND CONDITIONS OF PARTICIPATION IN THE EAGLE CAPITAL GROWTH FUND, INC. DIVIDEND REINVESTMENT AND CASH PAYMENT PLAN

1.  By enrolling in the Plan, all of the participant’s cash distributions from the Fund and/or voluntary cash payments will be reinvested in additional Fund shares.

If the Fund declares a distribution in Fund shares but includes a provision allowing shareholders to elect to receive cash in lieu of Fund shares, the Plan Agent will receive the distribution in Fund shares on behalf of each Plan participant with respect to the Fund shares the participant holds through the Plan, provided that if you (as a Plan participant) desire to elect to receive cash in lieu of Fund shares, you must promptly terminate your participation in the Plan in accordance with paragraph 5 below.  You must also notify the Fund in writing of your election to receive cash.  Such written notice to the Plan and to the Fund must be received at least three business days prior to the cut-off election date in order to be effective prior to the receipt of the declared dividend. If a Plan participant beneficially owns Fund shares outside of the Plan and desires to elect to receive cash in lieu of Fund shares, the participant must individually make this election.

2.  The Plan Agent may commingle participant funds in connection with the receipt of cash distributions from the Fund, and from voluntary cash payments from participants.   The Plan Agent will allocate purchased Fund shares among participant accounts based upon the average price paid (net of any costs).

3.  The Plan Agent shall hold shares for participants in its own name or in the name of its nominee.  The Plan Agent will acquire Fund shares in the open market at such price or prices then reasonably available to it.   Participants understand that from time to time Fund shares may not be available for purchase, or may not be available for purchase at a reasonable price.  Moreover, any temporary or continued closing of the securities trading generally might require the temporary curtailment or suspension of the Plan Agent’s efforts to purchase Fund shares.  The Plan Agent is not responsible or liable for, and shall not be accountable for, any inability on such its part to purchase Fund shares.

4.   With respect to the voting of Fund shares held in the Plan, the Plan Agent will provide participants with proxy solicitation materials and request their direction.  If a participant does not direct the Plan Agent as to the manner of voting, the Plan Agent will not vote such participant’s shares.

5.  Plan participation may be terminated upon request to the Plan Agent. A participant may terminate by providing written notice to the Plan Agent (the tear-off section at the bottom of participant’s account statement is available for this purpose). Such written notice must be signed by all persons who are listed on the Plan account.   If a request is received fewer than three business days prior to the cut-off election date in the case of a share distribution, or three days prior to the ex-dividend date in the case of a cash dividend, then the termination will begin after the receipt of Fund shares or reinvestment of the declared dividend, as applicable.  The Plan Agent will send to a participant who has terminated participation in the Plan a certificate(s) representing the number of full shares held by the Plan Agent in such participant’s account under the Plan.  In case of termination, a participant’s interest in a fractional share will be converted to, and remitted in cash, in an amount based upon the then current market value of the share (less service fees).   However, the foregoing does not apply to voluntary cash payments held for investment on the Investment Date as a result of voluntary cash payments.  A participant may request the return of any voluntary cash payment, if the participant makes a separate written request which is received by the Plan Agent at the address above at least forty-eight (48) hours prior to the time when such voluntary cash payment is scheduled to be invested.  If a participant so requests, the Plan Agent may sell a terminating participant’s shares and remit the proceeds (less related brokerage commissions and service fees).

6.  The Plan Agent shall not be liable for any action taken in good faith or for any good faith failure to act, including without limitation, any claim of liability (a) arising out of a failure to terminate the participant’s account upon the participant’s death, prior to receipt of notice in writing of such death and submission of documentation, by the personal representative of the deceased participant, in form and substance satisfactory to the Plan Agent and (b) with respect to the price or prices at which Fund shares are purchased or sold for a participant’s account and/or the timing of such purchases and/or sales.

7.  The Fund reserves the right to amend or terminate the Plan effective upon thirty (30) days written notice (from the date of mailing) to all Plan participants.   All inquiries with respect to the Plan should be directed to the Plan Agent at the addresses and phone numbers identified in the Plan.

8.  The Plan shall be governed by, and construed in accordance with, the internal laws of the State of Wisconsin.

9.  The Plan has been last amended and revised as of February 15, 2018.

Shareholder Information

Trading.   Fund shares trade under the symbol GRF on the NYSE American exchange.  The Fund has opted into the Maryland Control Share Acquisition Act.

Fund Stock Repurchases.   The Fund is authorized to repurchase its shares in the open market, in private transactions or otherwise, at a price or prices reasonably related to the then prevailing market price.  The Fund has authorized repurchases up to 100,000 shares.

Dividend Reinvestment and Cash Purchase Plan.   By participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), you can automatically reinvest your cash dividends in additional Fund shares without paying brokerage commissions.   A copy of the plan is included earlier in the Annual Report.
Alternatively, you can secure a copy of the Plan from the Fund’s website (www.eaglecapitalgrowthfund.com) or by contacting American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (877) 739-9994.

Dividend Checks/Stock Certificates/Address Changes/Etc.   If you have a question about lost or misplaced dividend checks or stock certificates, have an address change to report, or have a comparable shareholder issue or question, please contact the Fund’s transfer agent, American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (877) 739-9994.

Proxy Voting.   The Fund typically votes by proxy the shares of portfolio companies.   If you’d like information about the policies and procedures that the Fund follows in voting, or how the Fund has voted on a particular issue or matter during the most recent 12-month period ended June 30, you can get that information (Form N-PX) from the SEC’s website (www.sec.gov) or the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107 (collect) or by sending an e-mail request (to dave@simscapital.com).

Fund Privacy Policy/Customer Privacy Notice (January 1, 2021).   We collect nonpublic personal information about you from the following sources:  (i) information we receive from you on applications or other forms and (ii) information about your transactions with us or others.   We do not disclose any nonpublic personal information about you to anyone, except as permitted by law, and as follows.   We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.   If you decide to close your account(s) or no longer be a shareholder of record, we will adhere to the privacy policies and practices as described in this notice.   We restrict access to your personal and account information to those employees who need to know that information to provide services to you.  We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.  In this notice, the term “we” refers to the Fund, Eagle Capital Growth Fund, Inc.

Additional Information.   The Fund files a complete schedule of its portfolio holdings monthly with the Securities and Exchange Commission (SEC) on Form N-PORT, with the first and third calendar quarter available to the investing public generally.   You can obtain copies of these public filings, and other information about the Fund, from the SEC's website (www.sec.gov), from the Fund's website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107.   The Fund's public forms can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and you can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at (800) 732-0330.

Approval of Renewal of Investment Advisory Agreement.  At its December 7, 2020 Board meeting, the Board of Directors approved the renewal of the Fund’s Investment Advisory Agreement with SCM (with Directors Luke E. Sims and David C. Sims abstaining).  The Board previously received various information with respect to the proposed continuation of the investment advisory agreement with the Advisor, including a handout in the Board “book” materials which identified certain key issues for the Board to consider in evaluating Sims Capital Management LLC (“SCM”) as its Advisor.  The Board reviewed these various factors in considering whether to retain the SCM as its investment advisor including, among other things, the nature, extent and quality of services provided by SCM, the cost of services provided by SCM (and benefits to be realized by SCM as a result of its relationship to the Fund), the economies of scale that may be realized as the Fund grows, whether the fee level reflects the economies of scale for the benefit of Fund investors, SCM’s investment philosophy, the Fund’s portfolio turnover, best execution and trading costs, personnel considerations, resources available to SCM, SCM’s ability to satisfy compliance obligations and other relevant factors.  The Board regularly considers the various factors that are involved in such a decision.  Overall, the Board understands and is satisfied with the investment philosophy and investment performance of the Advisor.   Given the relatively small size of the Fund vis-à-vis other closed-end and other mutual funds, the Advisor’s annual fee at 0.075% (75 basis points) of assets under management (AUM) is reasonable (and at the low end of the range for other investment advisors of actively-managed equity funds).   There are few economies of scale to be realized by the Fund (as a closed-end fund), primarily because the Fund is required to make distributions to its shareholders of its net investment income and realized capital gains.   Pursuant to this requirement, the Fund has declared and will pay out $2.2 Million to its shareholders at the end of December 2020, thereby reducing AUM from slightly over $40 Million to approximately $38 Million.   The Fund’s compliance with law and reporting with respect to the Securities and Exchange Commission and other governmental authorities is fine.   The Fund’s execution of transactions (including cost) and portfolio turnover are excellent, and clearly consistent with industry practice.   As a general rule, the Board is satisfied with the Advisor’s personnel, including professional competence, conscientiousness, independence and overall communications.

Electronic Distribution of Shareholder Reports and Other Communications.   If you’d like to receive copies of the Fund’s annual report, semiannual report, proxy statement, press releases and other comparable communications electronically, please provide your e-mail address to dave@simscapital.com.  By providing your e-mail address to the Fund, you are consenting to the Fund sending the identified materials to you by e-mail.

General Inquiries.   If you have a question or comment on any matter not addressed above, please contact the Fund at: Eagle Capital Growth Fund, Inc., 225 East Mason Street, Suite 802, Milwaukee, WI 53202-3657, telephone number (414) 765-1107, or the Fund’s investment advisor, Sims Capital Management LLC (dave@simscapital.com).

ITEM 2.
CODE OF ETHICS

The Fund has adopted a Code of Ethics for Financial Professionals, which applies to the principal executive officer of the Fund, all professionals serving as principal financial officer, the principal account officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party, and the members of the Fund’s Board of Directors. The Code of Ethics for Financial Professionals has been posted on the Fund’s website at www.eaglecapitalgrowthfund.com.

ITEM 3.
AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that Neal F. Zalenko qualifies as a financial expert; and that Carl A. Holth, Donald G. Tyler, and Phillip J. Hanrahan also qualify as financial experts. Phillip J. Hanrahan, Carl A. Holth, Donald G. Tyler, and Neal F. Zalenko are independent, non-interested directors.

ITEM 4.
PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees.  The Fund paid Plante & Moran, PLLC $20,000 for the calendar year ended December 31, 2020, and $17,500 for the calendar year ended December 31, 2019, for audit fees.

Audit-Related Fees.  The Fund did not pay Plante & Moran, PLLC any audit-related fees in either of the last two calendar years.

Tax Fees.  The Fund paid Plante & Moran, PLLC $4,500 for the calendar year ended December 31, 2020, and $4,500 for the calendar year ended December 31, 2019, for tax fees in connection with the preparation of the Fund’s tax returns and assistance with Internal Revenue Service notice and tax matters.

All Other Fees.  The Fund did not pay Plante & Moran, PLLC any other amounts in either of the last two calendar years.

“Audit fees” are fees paid by the Fund to Plante & Moran, PLLC for professional services for the audit of our financial statements, or for services that are usually provided by an auditor in connection with statutory and regulatory filings and engagements. “Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of financial statements. “Tax fees” are fees for tax compliance, tax advice and tax planning. All other Fund fees are fees billed for any services not included in the first three categories.

None of the services covered under the captions “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” with respect to Plante & Moran, PLLC were provided under the de minimis exception to Audit Committee approval of 17 CFR 210.2-01(c) 7(i)(C) and (ii) Plante & Moran, PLLC was not engaged during the last two calendar years to provide non-audit services to the Fund or to the Advisor or any of its affiliates that provide ongoing services to the Fund (“Other Non-Audit Services”).  Under the Audit Committee charter, the Audit Committee must approve in advance all non-audit services of the Fund and all Other Non-Audit Services.  The Audit Committee has not adopted “pre-approval policies and procedures” as such term is used in 17 CFR 210.2-01(c)(7)(i)(B) and (ii).

ITEM 5.
AUDIT COMMITTEE OF LISTED REGISTRANTS

The Fund’s Board of Directors has separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Neal F. Zalenko, Carl A. Holth, Donald G. Tyler, and Phillip J. Hanrahan.

ITEM 6.
SCHEDULE OF INVESTMENTS

The Fund’s schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.
DISCLOSURE OF PROXY VOTING AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Sims Capital Management LLC, a Wisconsin limited liability company (the “Advisor”), is the investment advisor for the Fund. The Fund and the Advisor are parties to an Investment Advisory Agreement dated as of February 16, 2007 (the “Advisory Agreement”). The Fund is one of the Advisor’s two institutional advisory clients.

The Advisor’s authority to vote the proxies of the Fund is established through the Investment Advisory Agreement. It has adopted the following policies and procedures:

The Company will vote proxies for its clients and, therefore, will adhere to the following requirements:

A.  General Statement of Policy. Consistent with its duty of care the Company monitors proxy proposals just as it monitors other corporate events affecting the companies in which its clients invest.   The Company votes securities subject to its control consistent with its analysis and judgment of each issue, regardless of whether such voting position is consistent with the approach proposed by the issuer’s board of directors or management.

B.  There may be instances where the interests of the Company may conflict or appear to conflict with the interests of its clients.  For example, the Company may manage a pension plan of a company whose management is soliciting proxies and there may be a concern that the Company would vote in favor of management because of its relationship with the Company.  In such situations, the Company will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with its pre-determined voting policy, but only after the disclosing the conflict to clients and affording the clients the opportunity to direct the Company in the voting of such securities.

C. Record Keeping. The Company will maintain the following records with respect to proxy voting:

(1) A copy of this proxy voting policy;

(2) A copy of all proxy statements received (the Company may rely on the EDGAR system to satisfy this requirement);

(3) A record of each vote cast on behalf of a client (the Company may rely on a third party to satisfy this requirement);

(4) A copy of any document prepared by the Company that was material to making a voting decision or that memorializes the basis for that decision;

(5) A copy of each written client request for information on how the Company voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how the Company voted proxies on behalf of the requesting client.

D. Disclosure. The Company will furnish a copy of this policy to all of its clients. The Company will disclose to clients how proxies were voted upon request.

ITEM 8.
PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Luke E. Sims

President and Chief Executive Officer (since 2007) and Director of the Fund (since 2002). Luke Sims has been a partner in the law firm of Foley & Lardner since 1984 until February 2010. Luke Sims is a 50% equity owner in the Advisor.

David C. Sims

Chief Financial Officer and Chief Compliance Officer of the Fund (since 2007), Secretary of the Fund (since 2009) and Director of the Fund (since 2015).  David C. Sims is President, operating manager, and 50% equity owner in the Advisor.

The Advisor is also the investment advisor of Peregrine Investment Fund LLC (“Peregrine”), a private investment fund, with approximately $2.8 million in assets under management as of December 31, 2020.  Peregrine has similar investment objectives to the Fund. The Advisor receives an investment advisory fee from Peregrine of one and one-half percent of its assets under management. To the extent investment opportunities arise in which both the Fund and Peregrine will invest and in which the amount to be purchased is limited, the investment will be made pro rata based on the respective asset size of the Fund and Peregrine.

With respect to the Fund, Luke Sims is the principal decision maker with respect to the Fund’s portfolio, and David Sims participates in the decision-making process. With respect to Peregrine, David Sims is the principal decision maker with respect to Peregrine’s portfolio and private accounts, and Luke Sims participates in the decision-making process.

Luke Sims receives no compensation as an officer of the Fund and receives a fixed salary from the Advisor (not tied to the Fund’s or Peregrine’s performance or private account performance) out of the respective investment advisory fees paid by the Fund, private accounts and Peregrine. David Sims receives no compensation as an officer of the Fund and a fixed salary from the Advisor (not tied to the Fund’s or Peregrine’s performance or private account performance) out of the respective investment advisory fees paid by the Fund, private accounts and Peregrine. Luke Sims owns 50% of the equity of Sims Capital Management and David Sims owns the remaining 50% of the equity of Sims Capital Management.

Dollar range of equity securities of the Fund. beneficially owned as of December 31, 2020, by Luke Sims is in excess of $1 million and by David Sims is in excess of $1 million.

ITEM 9.
PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) of shares of registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.
SUBMISSION OF MATTER TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after registrant last provided disclosure in response to Item 407(c)(2) in registrant’s 2020 proxy statement.

ITEM 11.
CONTROLS AND PROCEDURES.

(i) As of March 8, 2021, an evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) was performed under the supervision and with the participation of the registrant’s President and Chief Executive Officer (the principal executive officer) and the Chief Financial Officer (the principal financial officer). Based on that evaluation, the registrant’s President and Chief Executive Officer and Chief Financial Officer concluded that the registrant’s controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time periods required by the Commission’s rules and forms, and that information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, or persons performing similar functions as appropriate, to allow timely decisions regarding required disclosure.

(ii) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.
DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Fund neither lent any securities this year nor received any income related to securities lending.

ITEM 13.
EXHIBITS

(A)(1).
Attached hereto as Exhibit 99a1.

(A)(2).
Separate certification of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Act.--- attached hereto as Exhibit 99a2.

(B)
Certification pursuant to Rule 30a-2(b) and 18 U.S.C. Section 1350, --- attached as Exhibit 99b.

SIGNATURES
[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eagle Capital Growth Fund, Inc.
By: /s/ Luke E. Sims, President
Date: 3/9/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David C. Sims, Vice-President, Chief Financial Officer, Chief Compliance Officer, and Secretary
Date: 3/9/2021